
                                                                   EXHIBIT 10.23

                       CONFIDENTIAL TREATMENT REQUESTED

                               HEADS OF AGREEMENT

November 19, 1998

Gentlemen:

Whereas it is the desire of both parties, Activision, Inc. ("Activision") and Interplay Entertainment Corp. ("Interplay"), to engage in a Distribution and Sales Agreement, this interim document shall serve to define the key points of our understanding. When and if signed below, this document shall constitute a legally binding "Heads of Agreement," and both parties agree that this Heads of Agreement will be followed by the preparation and execution within sixty (60) days of a more formal agreement to be developed from the items contained below.
If no formal agreement is executed, then the terms of this Heads of Agreement will govern the relationship of the parties.

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1.      Products:                       Two (2) Windows 95/98 operating system entertainment software products, one based on the original "Star Trek" television series universe owned and or controlled by Paramount Pictures
                                        Corp. or its affiliates ("Paramount") entitled "Star Trek:
                                        Klingon Academy" ("Klingon"), and the other currently being developed by Xatrix Entertainment utilizing id Software's
                                        "Quake 2" engine technology entitled "Kingpin: Life of Crime"
                                        ("Kingpin").

2.      Territory:                      Worldwide.

3.      Term:                           (a)  With respect to each Product, [*] years from the
                                        initial commercial shipment by Activision of such Product.

                                        (b)  At such time as the United States wholesale price for one of the Products becomes less than [*] per unit (which pricing shall be determined in accordance with the terms of Paragraph
                                        11 below), [*] shall determine which one of the two Products shall be removed from this Heads of Agreement upon its United
                                        States wholesale price reaching less than $[*] per unit.  Upon the selected Product's reaching a United States wholesale
                                        price of less than $[*] per unit, the Term of this Heads of
                                        Agreement with respect to the selected Product shall expire and all distribution rights (including sell-off rights, if any)
                                        with respect to the selected Product shall revert to Interplay, subject only to Activision's right to fulfill existing purchase orders of its customers.

4.      Rights Granted During the       Interplay hereby grants to Activision the exclusive right and
        Term:                           license to distribute, sub-distribute [*] and
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* Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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                                        sell the Products in the Territory during the Term,
                                        through all currently known or hereafter developed retail and direct channels of computer software distribution, but
                                        specifically excluding OEM channels. [*]

5.      Advance Payment:                Within three (3) business days following: [*], Activision will make a guaranteed cash payment to Interplay in the amount of
                                        [*] Dollars ($[*]) as an advance fully recoupable against the amounts required to be paid to Interplay pursuant to Paragraph
                                        7(c) below (the "Advance"). [*]

6.      Distribution Fee:               Activision shall receive a distribution fee equal to [*]
                                        percent ([*]%) with respect to Klingon, and [*] percent
                                        ([*]%) with respect to Kingpin, of all invoiced amounts
                                        received by Activision from its distribution and sale of such
                                        Products during the Term (the "Distribution Fee").

7.      Order of Payments:              Monies received by Activision from its distribution and sale of the Products shall be disbursed between the parties in the following order:

                                        (a)  First, to Activision for reimbursement of certain of its costs and expenses, as specified in the last paragraph of
                                        Paragraph 9 of this Heads of Agreement;

                                        (b)  Second, to Activision for payment of the Distribution Fee set forth in Paragraph 6 above; and

                                        (c)  The balance to Interplay (subject to Activision's
                                        recoupment in full of the Advance) in accordance with
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                        Paragraph 8 of this Heads of Agreement.  All amounts to be paid or credited to Interplay will be adjusted to take into account any actual price protections, mark-downs or returns of
                                        Products.

8.      Reporting and Payment:          (a)  Interplay will be provided with net sales reports on a
                                        Product by Product basis, showing the price protections,
                                        mark-downs and returns and market development program funds
                                        (on both a consolidated and territory by territory basis) and related net sales payments within [*] days after the end of each month of sale of Products by Activision during the Term and any applicable sell-off period.

                                        (b)  Interplay shall have customary audit and inspection
                                        rights with respect to the net sales reports and net sales payments referred to in Paragraph 8(a) above and, if
                                        applicable, the manufacturing of the Products by Activision pursuant to Paragraph 14(b).  The specific terms of such audit and inspection rights shall be set forth in the more formal agreement.

9.      Activision's                    Activision will be responsible for performing the following
        Responsibilities:               distribution activities in the Territory:

                                        (a)  Confirmation testing of the Gold Masters of the Products for the limited purpose of confirming that the Gold Masters are error-free.  In such regard, Interplay shall deliver a
                                        Gold Master of each Product to Activision at least two (2)
                                        weeks prior to the intended initial duplication date of such
                                        Product as reasonably scheduled by Activision.  For purposes of this Heads of Agreement, a "Gold Master" of a Product is defined as one or more optical discs containing all of the assets, content and programs needed to use the Product, and which is ready to be utilized in the manufacturing of Finished
                                        Goods (as defined in Paragraph 14(a));

                                        (b)  Selling Products and soliciting Product orders, which solicitation shall begin upon receipt by Activision's sales department of all sales materials as requested by Activision pursuant to Paragraph 10(h) below;

                                        (c)  Administering mailings and trade marketing programs,
                                        including co-op ads, trade ads, end caps, in-store promotions and other comparable market development programs, not to
                                        exceed [*]% of amounts invoiced by Activision, and subject to the prior written approval of Interplay, which approval shall not
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                        be unreasonably withheld or delayed; and

                                        (d)  handling order entries, processing, warehousing, stock balancing, shipping to customers, collection and reporting.

                                        Activision shall bear all costs and expenses relating to such distribution activities, except for (i) the costs of the
                                        actual trade marketing programs pursuant to Paragraph 9(c), and (ii) reasonable actual shipping and freight charges, which shall be paid by Activision but then reimbursed to Activision pursuant to Paragraph 7(a) from monies received by Activision from its distribution and sale of the Products under this
                                        Heads of Agreement.

10.     Interplay's Responsibilities:   Interplay will at its sole cost and expense perform the
                                        following development and publishing activities during the
                                        Term in the Territory:

                                        (a)  designing, developing and producing the Products,
                                        including all software, programs, packaging, manuals and
                                        associated user documentation and related materials required to release the Products commercially, in conformance with
                                        industry standards [*] as Interplay has done with its previously released [*] PC products.  Without limiting the foregoing,
                                        Interplay shall be responsible for ensuring that the Products receive all necessary approvals from Paramount (with respect to
                                        Klingon) and id Software (with respect to Kingpin, if any
                                        approval of id Software is applicable to Kingpin), and in this regard, agrees to make any and all changes that may be
                                        required by Paramount or id Software, if applicable, so as to allow Activision to distribute the Products as set forth herein;

                                        (b)  correcting all significant bugs and errors found in the
                                        Products as needed to have the Products deemed ready for "code release" (i.e., the Product is in final form, without any
                                        significant bugs or errors, and is ready to be manufactured into Finished Goods) and at all times after the code release of the Products during the Term;

                                        (c)  manufacturing Finished Goods for each Product in
                                        accordance with the Purchase Orders submitted by Activision pursuant to Paragraph 14(a);

                                        (d)  creating and executing advertising, marketing,
                                        promotional and public relations programs for each Product in
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                        accordance with industry standards [*] entertainment
                                        software products as Interplay has done with its
                                        previously released [*] PC products;

                                        (e)  creating customary merchandising tools for specifically targeted channels of distribution;

                                        (f)  localizing each Product and related packaging and
                                        documentation into the [*] languages. Localizations into any other languages shall be done to the extent deemed reasonably and economically sensible by the mutual agreement of the
                                        parties based upon the parties' good-faith sales forecasts for the Products in those parts of the Territory in which such localized versions of the Products would be distributed;

                                        (g)  providing complete end user support for all Products, the level and quality of which is consistent with end user support customarily provided by Interplay for its [*] entertainment software products in the applicable country as Interplay has done with its previously released [*] PC products; and

                                        (h)  providing to Activision at Activision's request a
                                        reasonable number of demonstration units of the Products, not to exceed [*] units per Product, and furnishing Activision, at no cost, with reasonable quantities of descriptive materials, product documentation and advertising literature, as
                                        reasonably required to market and promote the sale of the
                                        Products in the Territory.

11.     Pricing of Products:            Products will be priced in the Territory based upon the mutual agreement of the parties after evaluating the pricing of
                                        comparable products.  If the parties are unable to agree upon the pricing of a Product after good faith discussions, then
                                        Activision will have the right to determine the pricing for such Product in accordance with the standard practices by
                                        which it generally determines the pricing for its own [*] PC products (including, without limitation, the initial pricing of such Product and any subsequent price reductions that take into account the then current market conditions for such
                                        Product); provided, however, that the Products may not be
                                        initially priced less than Interplay's previously released
                                        [*] PC products, which the parties agree to be $[*]
                                        wholesale, without the mutual agreement of the parties.
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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12.     Ownership:                      Interplay has and shall retain all rights of ownership in and to the Products, any and all modifications, enhancements and derivative works thereof and all intellectual property rights embodied therein and related thereto; provided that except as set forth in Paragraphs 3(b) and 13, Interplay shall not have the right, during the Term of this Heads of Agreement, to
                                        sell, lease, license, publish or otherwise distribute the
                                        Products in the Territory to or through any person or business entity other than Activision. Activision will not obscure
                                        Interplay's intellectual property legal notices included on the Products or marketing or promotional materials.

13.     OEM Distribution by             With respect to each Product hereunder, Interplay shall have
        Interplay:                      the right to license the Products (including, without
                                        limitation, abbreviated or so-called "OEM lite" versions of the Products) for manufacture and distribution to third party
                                        OEM hardware or peripheral product manufacturers, aggregators and service providers (e.g., hotels, airlines or cruise ships)
                                        solely for ultimate distribution of the Products in
                                        pre-packaged combinations with such third party's (or such third party's customers') hardware or peripheral products, subject to Activision's sole and absolute right to approve of such license in each instance where the distribution of the
                                        Product under such OEM agreement will commence within the
                                        first [*] days following the initial commercial shipment of such Product by Activision.  For OEM agreements where
                                        distribution of the Product will commence after such [*] day period, no approval from Activision shall be required;
                                        provided, however, Interplay shall only enter into OEM
                                        agreements in connection with the Products during such period in accordance with the customary terms and conditions
                                        (including, without limitation, per unit pricing after taking into account the then current market conditions for the
                                        applicable Product) pursuant to which it has entered into OEM agreements for its previously released [*] PC products.
                                        Without limiting the foregoing, in no event shall Interplay enter into any agreement for the distribution of the Products as a compilation in combination with other software products or as part of a package containing optical disks or other
                                        storage media incorporating any images or text or otherwise for ultimate distribution to end users except in pre-packaged combinations with third party hardware or peripheral products.

14.     Orders:                         (a)  Finished goods for each Product will be requested by
                                        Activision by means of a written purchase order (the "Purchase
                                        Order") specifying the number of units of each Product so
                                        ordered. Purchase Orders shall be based on the verbal or
                                        written
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                        orders or indications of interests for such Product that
                                        are received by Activision from its customers, as well as
                                        Activision's reasonable expectation of reorders. Interplay shall supply Activision with such Product units on optical discs in jewel cases contained inside a full retail box
                                        packaging, including related product documentation, warranties and a user guide ("Finished Goods") in accordance with the specifications of such Purchase Order and consistent with the terms of this Heads of Agreement.  Finished Goods shall be delivered by Interplay FOB Activision's warehouse or other principal warehouse location designated by Activision in the respective territory of Activision. Interplay shall use its best commercial efforts to deliver the Finished Goods by the reasonable delivery dates set forth in the corresponding
                                        Purchase Order and failure to do so shall be deemed a material breach by Interplay. [*]

                                        (b)  In addition to the foregoing, if Interplay does not
                                        fulfill a Purchase Order on a timely basis, then in lieu of canceling the Purchase Order, Activision may engage in good faith discussions with Interplay regarding the reasons why the
                                        Purchase Order was not timely fulfilled, the proposed
                                        solutions for fulfilling such late Purchase Order and the
                                        procedures to be implemented by Interplay in order to insure that future Purchase Orders will be timely fulfilled.  [*]
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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15.     Product Completion:             (a) Interplay shall provide to Activision an "Alpha" version of each Product for review by no later than [*] for Klingon and [*] for Kingpin, a "Beta" version by no later than [*]
                                        for Klingon and [*] for Kingpin, and a "Code Release" version ready for manufacturing into Finished Goods units by no later than [*] for Klingon and [*] for Kingpin (as such terms "Alpha,"
                                        "Beta" and "Code Release" are commonly understood in the entertainment software industry). In the event Interplay fails to deliver to
                                        Activision an acceptable Alpha, Beta or Code Release version of any
                                        Product within [*] days of the date such version is due, then Activision shall engage in good faith discussions with Interplay regarding the reasons for the failed delivery and Interplay's plans for actually delivering such acceptable version.  [*]


                                        (b)  [*]

16.     Representations, Warranties     Interplay hereby represents and warrants that (a) Interplay is
        and Covenants:                  duly incorporated, valid and existing and in good standing under the laws of the jurisdiction in which it is
                                        incorporated, and that it has the full rights, power, legal capacity and authority to enter into this Heads of Agreement, and to carry out the terms hereof; (b) this Heads of Agreement has been executed by Interplay's duly authorized
                                        representative and is a valid, legally binding and enforceable obligation of Interplay; (c) no consent of any person or
                                        entity not a party to this Agreement is required or necessary for Activision to carry out
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                                        its obligations hereunder; (d) [*]; (e) [*]; (f) it will
                                        not grant distribution rights in, license or sell the Products to any party other than Activision except as specified in
                                        Paragraphs 3(b) and 13; (g) [*]; (h) Interplay will
                                        provide a warranty for the end users of the Products, and
                                        it will be solely responsible for fulfilling all duties
                                        and obligations under such warranty; (i) Interplay has not made an assignment for the benefit of creditors or filed a petition in bankruptcy and will not make such assignment
                                        or file such petition during the Term of this Heads of
                                        Agreement; (j) [*]; (k) prior to the effectiveness of this
                                        Heads of Agreement, Interplay has entered into an agreement for a $37,500,000 line of credit, which effectively decreases by $1,000,000 on each of February 15, March 15, and April 15, without any other positive or negative financial covenants, [*];
                                        and (l) the Products, whether completed or in any state of development, are copyrightable and otherwise constitute
                                        "intellectual property" within the meaning of Section 101(35a)
                                        of the United States Bankruptcy Code. Except as set forth in this
                                        Paragraph 16, Interplay disclaims any and all implied warranties.

17.     Governing Law:                  Substantive laws of California shall apply, and the parties consent to the exclusive jurisdiction of the courts in Los
                                        Angeles County, USA.

18.     Confidentiality:                Any information, records, documents, descriptions or other disclosures of whatsoever nature or kind which are made or disclosed by one party to the other, or are learned or
                                        discovered
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*Portions omitted pursuant to a request for confidential treatment pursuant to
Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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                                        by a party in the course of performing its obligations
                                        under this Heads of Agreement and not known by or available to the public at large, including the terms of this Heads
                                        of Agreement, shall be received by such party in
                                        confidence. Such party shall not disclose or make use of
                                        any such information nor shall it authorize anyone else to make use thereof without the prior written consent of the
                                        other party, unless required by law. Neither party shall
                                        have any confidentiality obligation with regard to any
                                        information independently developed by such party.

19.     Termination:                    This Heads of Agreement may be terminated for breach upon
                                        thirty (30) days prior notice to the breaching party. In case of an expiration of the Term or an early termination of this
                                        Heads of Agreement as a result of an uncured breach by
                                        Interplay, Activision may continue to sell off Products in its possession on a non-exclusive basis for a period of [*] from such termination or early expiration date.

20.     Indemnification.                Each party (the "Indemnifying Party") hereby agrees to
                                        indemnify, defend and hold the other party and its successors harmless from any and all claims, demand, actions, losses, liabilities, costs, expenses or damages of any kind or nature
                                        (including, but not limited to reasonable attorneys fees)
                                        arising out of any misrepresentation or breach or default in connection with any of the representations, warranties,
                                        agreements, covenants and obligations made by the Indemnifying
                                        Party pursuant to this Heads of Agreement.  Notwithstanding anything herein to the contrary, in no event shall either
                                        party be liable to the other for indirect, special or
                                        consequential damages.

21.     Entire Agreement:               This Heads of Agreement constitutes the entire agreement
                                        between the parties pertaining to the subject matter hereof, and any and all written or oral agreements previously existing between the parties are expressly canceled. Each party
                                        acknowledges that it is not entering into this Heads of
                                        Agreement on the basis of any representations not expressly contained herein. Any modifications of this Heads of Agreement must be in writing and signed by both parties hereto. Any such modification shall be binding only if and when signed by each party's officers.

22.     Bankruptcy:                     In the event Interplay is subject to a voluntary or
                                        involuntary filing for protection under Federal bankruptcy laws, Interplay agrees not to attempt to or actually reject, rescind or terminate this Agreement or its obligations
                                        hereunder.  The parties
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                                        acknowledge and agree that this Agreement is intended to and shall be subject to the terms and conditions of Section 365(n)
                                        of the United States Bankruptcy Code and Activision shall be afforded all of the protections of a "licensee" under such
                                        Section. [*]

23.     Assignment:                     (a)  The rights and obligations of either party under this
                                        Heads of Agreement cannot be transferred, assigned to a third party, by a third party, operation of law or otherwise,
                                        without the prior written consent of the other party (not to be unreasonably withheld), provided that an assignment by
                                        either party of its rights and/or obligations hereunder to any person acquiring such party by merger or acquiring all or
                                        substantially all of such party's assets shall not require the written consent of the other party. This Agreement shall
                                        survive and be binding upon any successor or assign in the event of a sale or change in control of a party or the merger of a party with or into another party.

                                        (b)  Activision may grant some or all of its distribution
                                        rights and/or obligations under this Heads of Agreement to one or more wholly-owned subsidiaries without the consent of
                                        Interplay, provided that Activision will remain liable for the performance of any of the obligations of this Heads of
                                        Agreement by such subsidiary and that Activision's
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                                        Distribution Fee as well as amounts payable to Interplay will be paid on the basis of the price charged by such wholly-owned subsidiary in connection with the Products irrespective of any charges or allocations between Activision and such
                                        wholly-owned subsidiary.

24.     Additional Provisions:          The more formal agreement to be executed by the parties will contain additional representations, warranties and covenants as are customary for a transaction of this nature and such other provisions to which the parties may agree.

If this Heads of Agreement sets forth your understanding, please sign this document where indicated below. This Agreement may be signed in counterparts and delivered by facsimile.

AGREED TO AND ACCEPTED:

ACTIVISION, INC.                    INTERPLAY ENTERTAINMENT CORP.

By:      /s/ Brian G. Kelly         By:      /s/ Brian Fargo
    -----------------------------         --------------------------
Name: Brian G. Kelly                Name:    Brian Fargo
                                          ----------------------
Title: Co-Chairman                  Title:   CEO
                                           -----------------
Date:    11/20/98                   Date:    11/20/98
      -----------------                     ------------------

                                AMENDMENT NO. 1
                                       TO
                               HEADS OF AGREEMENT

     This Amendment No. 1 to Heads of Agreement ("Amendment No. 1") is entered into effective as of November 23, 1998, by and between Interplay Entertainment Corp. ("Interplay") and Activision, Inc. ("Activision"), as follows:

                                R E C I T A L S

     A. Interplay and Activision entered into that certain Heads of Agreement dated November 19, 1998 (the "Agreement").

     B. The parties desire to modify the Agreement to provide Activision with the right to assume control of the development and completion of one or more of the Products in certain additional limited circumstances, on the terms and conditions as more specifically set forth below.

     C. Each term not otherwise defined in this Amendment No. 1 shall have the meaning ascribed to it in the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  A new Paragraph 15(b) is added to the Agreement as follows:

          "(b) Activision also shall have the right to assume control of the development and completion of one or more of the Products (including, without limitation, control by Activision in Interplay's stead of the development of Kingpin by Xatrix Entertainment, which control shall include, without limitation, the right to make all required payments to Xatrix Entertainment in connection with such development), and to offset all reasonable costs incurred by Activision in connection therewith against payments due to Interplay hereunder, if the line of credit agreement specified in Paragraph 16(k) expires or is terminated prior to the completion of development of the Products and at the time of such expiration or termination Interplay has not entered into a substitute line of credit or other financing containing terms and conditions that are sufficient to allow Interplay to fully perform its obligations hereunder."

     2. Old Paragraph 15(b) is renumbered as Paragraph 15(c), and the following words are added to the end of this Paragraph: "or Section 15(b)."

     3. The parties agree that all other terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the date specified below.

Activision, Inc.                    Interplay Entertainment Corp.

By   /s/ Lawrence Goldberg          By     /s/ Christopher J. Kilpatrick
  -------------------------------       --------------------------------------
Name     Lawrence Goldberg          Name       Christopher J. Kilpatrick
    -----------------------------         ----------------------------------
Title Senior Vice President,        Title      President
      ----------------------------        --------------------
      Business Affairs and General
      ----------------------------
      counsel
      ----------------------------

Date  11/23/98
    ------------------

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